UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2003

Commission file number 1-5064

Jostens, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0343440
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5501 Norman Center Drive, Minneapolis, Minnesota	55437
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (952) 830-3300

Item 7.    Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Earnings release issued by Jostens, Inc. on August 7, 2003.

Item 12.    Results of Operations and Financial Condition

On August 7, 2003, Jostens, Inc. issued an earnings release for the three months and six months ended June 28, 2003. A copy of the earnings release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOSTENS, INC.

/S/ JOHN A. FEENAN
John A. Feenan Sr. Vice President and Chief Financial Officer

Date: August 7, 2003

3

EXHIBIT INDEX

Exhibit	Description
99.1	Earnings release issued by Jostens on August 7, 2003.

4